UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
JANUARY 5, 2017
Date of Report (Date of earliest event reported)
LIVING 3D HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 000-01900
NEVADA (State or other jurisdiction of incorporation)	87-0451230 (I.R.S. Employer Identification No.)

RM. 1801-02, OFFICE TOWER TWO, GRAND PLAZA, 625 NATHAN ROAD, MONGKOK, KOWLOON, HONG KONG (Address of principal executive offices)	___-____ (Zip Code)
Registrant's telephone number, including area code: (852) 3563-9280
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, "we", "us", "our", and the "Company" refer to Living 3D Holdings, Inc., a Nevada corporation.  Further, this report is in furtherance of the events which we reported in our Current Report on Form 8-K dated December 30, 2016 (the "December 30, 2016 Form 8-K") as filed with the Securities and Exchange Commission on January 5, 2017.  All terms used herein and not defined have the meanings associated with them as set forth in the December 30, 2016 Form 8-K.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 5, 2017, we completed the Share Exchange pursuant to the Agreement on the terms as set forth in Item 1.01 of the December 30, 2016 Form 8-K.  Please refer to Item 1.01 for a description of the material terms and conditions of the Share Exchange.

Ms. So Ka Yan, the wife of Man Wah Stephen Yip, our Chairman of the Board of Directors and our Chief Executive Officer, is the principal shareholder of the Company and the principal shareholder of Sugar Technology Group Holdings Corporation.  Ms. So Ka Yan received 19,200,000 restricted shares of the Company, representing 64% of the shares issued to the SUGAR-BVI Shareholders, in exchange for her 64% equity interest in Sugar Technology Group Holdings Corporation.

In addition, Lai Lai Lung is a minority shareholder of both the Company and Sugar Technology Group Holdings Corporation. Ms. Lai Lai Lung received 2,700,000 restricted shares of the Company, representing 9% of the shares issued to the SUGAR-BVI Shareholders, in exchange for her 9% equity interest in Sugar Technology Group Holdings Corporation.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the Agreement, the Company issued an aggregate of 30,000,000 restricted shares of its $0.001 par value common stock to the SUGAR-BVI Shareholders in exchange for 100% of the issued and outstanding common stock of SUGAR-BVI.

The issuance of the shares to the five (5) SUGAR-BVI Shareholders pursuant to the Agreement was exempt from registration under the Securities Act pursuant to Section 4(2) and/or Regulation D thereof.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements Of Businesses Acquired.

The Consolidated Financial Statements of Sugar Technology Group Holdings Corporation as of September 30, 2016 and for the period from inception (February 26, 2016) through September 30, 2016 (Unaudited) are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Combined Financial Statements of Living 3D Holdings, Inc. and Sugar Technology Group Holdings Corporation are filed herewith as Exhibit 99.2.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number                              Description

99.1	Consolidated Financial Statements of Sugar Technology Group Holdings Corporation as of September 30, 2016 and for the period from inception (February 26, 2016) through September 30, 2016 (Unaudited).
99.2	Unaudited Pro Forma Combined Financial Statements of Living 3D Holdings, Inc. and Sugar Technology Group Holdings Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 9, 2017	Living 3D Holdings, Inc. Registrant /s/ MAN WAH STEPHEN YIP BY: Man Wah Stephen Yip, Chairman of the Board of Directors